UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-6474

Dreyfus Growth and Income Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette E. Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	10/31/2012

FORM N-CSR

Item 1.                        Reports to Stockholders.

SSL-DOCS2 70128344v15

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses With Those of Other Funds
8	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
17	Financial Highlights
18	Notes to Financial Statements
29	Report of Independent Registered Public Accounting Firm
30	Important Tax Information
31	Proxy Results
32	Board Members Information
34	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Growth and Income Fund, Inc.

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Growth and Income Fund, Inc., covering the 12-month period from November 1, 2011, through October 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Despite pronounced stock market weakness during the spring of 2012, stocks generally advanced over the reporting period as investors responded to encouraging macroeconomic developments throughout the world. Employment gains in the United States, credible measures to prevent a more severe banking crisis in Europe, and the likelihood of a “soft landing” for China’s economy buoyed investor sentiment, as did aggressively accommodative monetary policies from central banks in the United States, Europe, Japan and China. Consequently, U.S. stocks across all capitalization ranges posted double-digit returns, on average, for the reporting period.

In light of the easy monetary policies adopted by many countries, we expect global growth to be slightly more robust in 2013 than in 2012.The U.S. economic recovery is likely to persist at subpar levels over the first half of the new year, as growth may remain constrained by uncertainties surrounding fiscal policy and tax reforms. However, successful resolution of the current fiscal debate may prompt corporate decision-makers to increase capital spending, which could have positive implications for the U.S. economy and domestic equity markets.As always, we encourage you to stay in touch with your financial advisor as new developments unfold.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2012

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2011, through October 31, 2012, as provided by John Bailer and Elizabeth Slover, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2012, Dreyfus Growth and Income Fund produced a total return of 13.11%.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced a total return of 15.19% for the same period.2

Improving economic sentiment sent stock prices broadly higher over the reporting period.The fund produced a lower return than its benchmark, largely due to shortfalls stemming from our stock selection strategy in the telecommunications services and information technology sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth, current income and growth of income consistent with reasonable investment risk by normally investing primarily in stocks of domestic and foreign issuers.We choose stocks through a disciplined investment process that combines computer modeling techniques, bottom-up fundamental analysis and risk management.The fund’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics similar to those of the S&P 500 Index. In selecting securities, we seek companies that possess some or all of the following characteristics: growth of earnings potential; operating margin improvement; revenue growth prospects; business improvement; good business fundamentals; dividend yield consistent with the fund’s strategy pertaining to income, value or how a stock is priced relative to its perceived intrinsic worth; and healthy financial profile, which measures the financial well-being of the company.

Markets Reacted to Shifting Macroeconomic Developments

The reporting period began in the wake of major stock market declines throughout the world, resulting in attractive valuations in a number of market sectors in November 2011. Indeed, by the beginning of 2012 U.S. stocks were rallying amid encouraging macroeconomic developments, including domestic employment gains, a quantitative

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

easing program in Europe that forestalled a more severe banking crisis in the region and less restrictive monetary and fiscal policies in China in an environment of reduced inflationary pressures. Meanwhile, corporate earnings remained strong, and many companies had shored up their balance sheets. Consequently, investors grew more tolerant of risks, and were able to focus more intently on company fundamentals and less on macroeconomic developments.

However, these positive influences were called into question during the spring, when the U.S. labor market’s rebound slowed, measures designed to relieve fiscal pressures in Europe encountered resistance, and the Chinese economy remained sluggish.The summer saw the market rally resume amid more encouraging economic news, and the S&P 500 Index ended the reporting period with solid gains. Large-cap, dividend-paying stocks tended to hold up well during downturns, but they generally lagged during rallies, causing them to mildly underperform the broader market for the reporting period overall.

Telecommunications Stocks Weighed on Relative Results

While the fund participated in the market’s gains to a significant degree over the reporting period, its relative performance was undermined by telecommunications services provider Windstream, which declined after reducing the future revenue and earnings guidance it provides to analysts.The fund’s results also were undermined by its lack of exposure to industry giants AT&T and Verizon Communications, which did not meet our valuation criteria but rallied due to their defensive characteristics.

In the information technology sector, we focused on companies that we believed were poised to benefit from greater adoption of tablet computers and smartphones, and we maintained relatively light exposure among companies engaged in the sluggish personal-computers market.While this strategy worked well during the reporting period, the fund’s results in the sector were hurt by a handful of disappointing stock selections among software and services companies. For example, videogame maker Electronic Arts suffered from management turnover and a lackluster new product launch.

The fund achieved better relative results in the materials sector, where underweighted exposure to China-focused metal producers and an emphasis on U.S. chemical companies buoyed performance. Eastman Chemical and LyondellBasell Industries advanced when declining natural gas input costs boosted profit margins. In the financials sector, credit-rating agency Moody’s gained value along with an acceleration in issuance volumes in fixed-income markets, and credit card companies Discover Financial Services and Capital One Financial fared well amid improved consumer confidence and spending.

A Constructive Investment Posture

While the U.S. economy currently shows signs of moderate strength, we believe that ongoing global issues arising from the still unresolved European sovereign debt crisis and the need for global deleveraging will continue to provide for global equity market volatility. In such an environment, large, well-established U.S. companies with solid business fundamentals and robust dividend yields are likely to attract investors’ attention. As of the end of the reporting period, we have found a relatively large number of attractive investments in the consumer discretionary and information technology sectors, but we have identified fewer stocks meeting our investment criteria among utilities and telecommunication companies.

November 15, 2012

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. – Reflects the reinvestment of dividends and, where applicable, capital gain distributions
The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

Average Annual Total Returns as of 10/31/12
	1	Year	5 Years	10 Years
Fund	13.11%		–0.69%	5.59%
Standard & Poor’s 500
Composite Stock Price Index	15.19%		0.36%	6.90%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Dreyfus Growth and Income Fund, Inc. on 10/31/02 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Growth and Income Fund, Inc. from May 1, 2012 to October 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2012

Expenses paid per $1,000†	$ 5.35
Ending value (after expenses)	$1,009.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2012

Expenses paid per $1,000†	$ 5.38
Ending value (after expenses)	$1,019.81

† Expenses are equal to the fund’s annualized expense ratio of 1.06%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Fund	7

STATEMENT OF INVESTMENTS
October 31, 2012

Common Stocks—98.8%	Shares		Value ($)
Automobiles & Components—1.0%
Delphi Automotive	77,190		2,426,854
Johnson Controls	102,060		2,628,045
			5,054,899
Banks—4.5%
Comerica	121,840		3,632,050
Fifth Third Bancorp	292,240		4,246,247
US Bancorp	210,990		7,006,978
Wells Fargo & Co.	258,270		8,701,116
			23,586,391
Capital Goods—7.5%
Caterpillar	57,490		4,875,727
Danaher	78,130		4,041,665
Eaton	172,360	[a]	8,138,839
Fluor	66,290		3,702,296
General Electric	489,140		10,301,288
Honeywell International	65,760		4,027,142
Precision Castparts	22,140		3,831,770
			38,918,727
Commercial & Professional Services—.6%
Pitney Bowes	201,586	[a]	2,894,775
Consumer Durables & Apparel—2.1%
Newell Rubbermaid	252,930		5,220,475
PVH	27,220		2,993,928
Under Armour, Cl. A	48,410	[a,b]	2,529,907
			10,744,310
Consumer Services—2.4%
Carnival	134,740		5,103,951
Las Vegas Sands	47,740		2,217,046
Royal Caribbean Cruises	69,270	[a]	2,332,321
Starbucks	63,390		2,909,601
			12,562,919
Diversified Financials—9.6%
Ameriprise Financial	103,700		6,052,969
Capital One Financial	56,110		3,376,139
Citigroup	139,400		5,212,166

Common Stocks (continued)	Shares		Value ($)
Diversified Financials (continued)
Discover Financial Services	79,830		3,273,030
Franklin Resources	16,150		2,063,970
Goldman Sachs Group	23,873		2,921,816
IntercontinentalExchange	10,190	[b]	1,334,890
Invesco	103,450		2,515,904
JPMorgan Chase & Co.	239,155		9,967,980
Moody’s	208,680		10,050,029
T. Rowe Price Group	31,140		2,022,232
TD Ameritrade Holding	98,060		1,538,561
			50,329,686
Energy—7.3%
BP, ADR	69,740		2,991,149
EOG Resources	42,250		4,921,702
Exxon Mobil	77,650		7,079,351
National Oilwell Varco	29,160		2,149,092
Occidental Petroleum	89,230		7,045,601
Phillips 66	28,890		1,362,452
Schlumberger	107,328		7,462,516
Valero Energy	172,800		5,028,480
			38,040,343
Food & Staples Retailing—1.9%
Wal-Mart Stores	77,280		5,797,546
Whole Foods Market	43,310		4,102,756
			9,900,302
Food, Beverage & Tobacco—7.3%
Coca-Cola Enterprises	162,980		5,124,091
ConAgra Foods	159,230		4,432,963
Kraft Foods Group	106,480	[b]	4,842,710
Mondelez International	76,030		2,017,836
PepsiCo	199,208		13,793,162
Philip Morris International	92,160		8,161,690
			38,372,452
Health Care Equipment & Services—3.2%
Baxter International	74,490		4,665,309
Cerner	27,670	[b]	2,108,177

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Health Care Equipment & Services (continued)
McKesson	67,430		6,291,893
St. Jude Medical	51,690		1,977,659
WellCare Health Plans	32,660	[b]	1,554,616
			16,597,654
Household & Personal Products—.2%
Energizer Holdings	17,620		1,285,731
Insurance—2.7%
American International Group	58,120	[b]	2,030,132
Arthur J. Gallagher & Co.	71,890		2,547,782
Marsh & McLennan	95,080		3,235,572
MetLife	137,770		4,889,457
Travelers	20,660		1,465,620
			14,168,563
Materials—5.1%
Dow Chemical	65,380		1,915,634
Eastman Chemical	91,950		5,447,118
Freeport-McMoRan Copper & Gold	33,254		1,292,916
International Paper	72,050		2,581,552
LyondellBasell Industries, Cl. A	66,450		3,547,766
Martin Marietta Materials	23,180	[a]	1,907,946
Monsanto	55,600		4,785,492
Packaging Corp. of America	38,920		1,372,708
PPG Industries	31,960		3,741,877
			26,593,009
Media—5.9%
News, Cl. A	279,550		6,686,836
Omnicom Group	124,200		5,950,422
Regal Entertainment Group, Cl. A	179,290	[a]	2,753,894
Time Warner	117,479		5,104,463
Viacom, Cl. B	126,850		6,503,599
Walt Disney	77,430		3,799,490
			30,798,704
Pharmaceuticals, Biotech & Life Sciences—9.6%
Alexion Pharmaceuticals	19,050	[b]	1,721,739
Allergan	29,760		2,676,019
Biogen Idec	20,970	[b]	2,898,473

Common Stocks (continued)	Shares		Value ($)
Pharmaceuticals, Biotech &
Life Sciences (continued)
Bristol-Myers Squibb	94,250		3,133,813
Eli Lilly & Co.	51,870		2,522,438
Gilead Sciences	66,700	[b]	4,479,572
Illumina	38,360	[a,b]	1,822,484
Johnson & Johnson	37,278		2,640,028
Merck & Co.	239,700		10,937,511
Pfizer	408,520		10,159,892
Sanofi, ADR	58,690		2,573,557
Vertex Pharmaceuticals	36,120	[b]	1,742,429
Watson Pharmaceuticals	35,320	[b]	3,035,754
			50,343,709
Retailing—5.4%
Amazon.com	29,720		6,919,410
Dick’s Sporting Goods	37,010		1,850,500
Dollar General	38,160	[b]	1,855,339
Home Depot	84,170		5,166,355
Limited Brands	38,460		1,841,849
Macy’s	97,070		3,695,455
Nordstrom	36,620		2,078,917
priceline.com	5,080	[b]	2,914,752
Urban Outfitters	55,320	[b]	1,978,243
			28,300,820
Semiconductors & Semiconductor Equipment—3.4%
Analog Devices	89,300		3,492,523
Broadcom, Cl. A	94,020	[b]	2,964,921
Texas Instruments	336,640		9,456,218
Xilinx	58,740		1,924,322
			17,837,984
Software & Services—8.8%
Accenture, Cl. A	32,870		2,215,767
Citrix Systems	34,090	[b]	2,107,103
Google, Cl. A	14,006	[b]	9,520,859
Intuit	51,580		3,064,884
LinkedIn, Cl. A	22,970	[b]	2,456,182
MasterCard, Cl. A	9,100		4,194,463

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Software & Services (continued)
Oracle	364,730		11,324,867
Paychex	69,600		2,257,128
Red Hat	55,450	[b]	2,726,477
Salesforce.com	18,680	[b]	2,726,906
Teradata	28,270	[b]	1,931,124
VMware, Cl. A	17,420	[b]	1,476,693
			46,002,453
Technology Hardware & Equipment—7.2%
Apple	22,705		13,511,746
Cisco Systems	291,090		4,989,283
EMC	222,470	[b]	5,432,717
QUALCOMM	231,020		13,531,996
			37,465,742
Telecommunication Services—1.4%
Vodafone Group, ADR	90,880		2,473,754
Windstream	506,399	[a]	4,831,046
			7,304,800
Transportation—1.7%
FedEx	38,870		3,575,651
Union Pacific	43,660		5,371,490
			8,947,141
Total Common Stocks
(cost $460,975,148)			516,051,114

Other Investment—1.3%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $6,741,711)	6,741,711	[c]	6,741,711

Investment of Cash Collateral
for Securities Loaned—4.2%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $22,118,917)	22,118,917 [c]	22,118,917

Total Investments (cost $489,835,776)	104.3%	544,911,742
Liabilities, Less Cash and Receivables	(4.3%)	(22,285,651)
Net Assets	100.0%	522,626,091

ADR—American Depository Receipts
a Security, or portion thereof, on loan.At October 31, 2012, the value of the fund’s securities on loan was
$21,830,943 and the value of the collateral held by the fund was $22,118,917.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Diversified Financials	9.6	Semiconductors &
Pharmaceuticals, Biotech &		Semiconductor Equipment	3.4
Life Sciences	9.6	Health Care Equipment & Services	3.2
Software & Services	8.8	Insurance	2.7
Capital Goods	7.5	Consumer Services	2.4
Energy	7.3	Consumer Durables & Apparel	2.1
Food, Beverage & Tobacco	7.3	Food & Staples Retailing	1.9
Technology Hardware & Equipment	7.2	Transportation	1.7
Media	5.9	Telecommunication Services	1.4
Money Market Investments	5.5	Automobiles & Components	1.0
Retailing	5.4	Commercial & Professional Services	.6
Materials	5.1	Household & Personal Products	.2
Banks	4.5		104.3

† Based on net assets.
See notes to financial statements.

The Fund	13

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2012

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $21,830,943)—Note 1(b):
Unaffiliated issuers	460,975,148	516,051,114
Affiliated issuers	28,860,628	28,860,628
Cash		25,016
Receivable for investment securities sold		4,377,931
Dividends and securities lending income receivable		291,779
Receivable for shares of Common Stock subscribed		22,898
Prepaid expenses		76,973
		549,706,339
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		404,884
Liability for securities on loan—Note 1(b)		22,118,917
Payable for investment securities purchased		4,154,453
Payable for shares of Common Stock redeemed		221,760
Accrued expenses		180,234
		27,080,248
Net Assets ($)		522,626,091
Composition of Net Assets ($):
Paid-in capital		487,736,475
Accumulated undistributed investment income—net		223,453
Accumulated net realized gain (loss) on investments		(20,409,803)
Accumulated net unrealized appreciation
(depreciation) on investments		55,075,966
Net Assets ($)		522,626,091
Shares Outstanding
(300 million shares of $.001 par value Common Stock authorized)		34,052,394
Net Asset Value, offering and redemption price per share ($)		15.35
See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended October 31, 2012

Investment Income ($):
Income:
Cash dividends (net of $3,987 foreign taxes withheld at source):
Unaffiliated issuers	10,958,787
Affiliated issuers	4,001
Income from securities lending—Note 1(b)	55,062
Total Income	11,017,850
Expenses:
Management fee—Note 3(a)	3,877,457
Shareholder servicing costs—Note 3(b)	1,236,286
Professional fees	103,330
Prospectus and shareholders’ reports	52,731
Custodian fees—Note 3(b)	48,291
Directors’ fees and expenses—Note 3(c)	47,801
Registration fees	31,451
Loan commitment fees—Note 2	4,788
Miscellaneous	38,577
Total Expenses	5,440,712
Less—reduction in fees due to earnings credits—Note 3(b)	(1,788)
Net Expenses	5,438,924
Investment Income—Net	5,578,926
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	41,065,309
Net realized gain (loss) on options transactions	97,223
Net Realized Gain (Loss)	41,162,532
Net unrealized appreciation (depreciation) on investments	16,597,155
Net unrealized appreciation (depreciation) on options transactions	(18,653)
Net Unrealized Appreciation (Depreciation)	16,578,502
Net Realized and Unrealized Gain (Loss) on Investments	57,741,034
Net Increase in Net Assets Resulting from Operations	63,319,960
See notes to financial statements.

The Fund	15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2012	2011
Operations ($):
Investment income—net	5,578,926	6,396,222
Net realized gain (loss) on investments	41,162,532	60,767,894
Net unrealized appreciation
(depreciation) on investments	16,578,502	(38,537,897)
Net Increase (Decrease) in Net Assets
Resulting from Operations	63,319,960	28,626,219
Dividends to Shareholders from ($):
Investment income—net	(5,617,459)	(6,298,549)
Capital Stock Transactions ($):
Net proceeds from shares sold	9,359,163	77,329,376
Dividends reinvested	5,299,224	5,944,864
Cost of shares redeemed	(51,972,437)	(139,458,121)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(37,314,050)	(56,183,881)
Total Increase (Decrease) in Net Assets	20,388,451	(33,856,211)
Net Assets ($):
Beginning of Period	502,237,640	536,093,851
End of Period	522,626,091	502,237,640
Undistributed investment income—net	223,453	261,986
Capital Share Transactions (Shares):
Shares sold	638,239	5,345,055
Shares issued for dividends reinvested	364,136	428,114
Shares redeemed	(3,557,205)	(9,823,500)
Net Increase (Decrease) in Shares Outstanding	(2,554,830)	(4,050,331)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	13.72	13.19	11.25	10.15	17.91
Investment Operations:
Investment income—net[a]	.16	.16	.11	.12	.05
Net realized and unrealized
gain (loss) on investments	1.63	.53	1.93	1.11	(6.59)
Total from Investment Operations	1.79	.69	2.04	1.23	(6.54)
Distributions:
Dividends from investment income—net	(.16)	(.16)	(.10)	(.13)	(.04)
Dividends from net realized
gain on investments	—	—	—	—	(1.18)
Total Distributions	(.16)	(.16)	(.10)	(.13)	(1.22)
Net asset value, end of period	15.35	13.72	13.19	11.25	10.15
Total Return (%)	13.11	5.23	18.24	12.42	(38.95)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.05	1.03	1.05	1.11	.99
Ratio of net expenses
to average net assets	1.05	1.03	1.05	1.05	.99
Ratio of net investment income
to average net assets	1.08	1.14	.87	1.25	.38
Portfolio Turnover Rate	51.17	88.42	86.92	114.75	131.72
Net Assets, end of period ($ x 1,000)	522,626	502,238	536,094	472,865	458,904
a Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund	17

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Growth and Income Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth, current income and growth of income consistent with reasonable investment risk.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

The Fund	19

NOTES TO FINANCIAL STATEMENTS (continued)

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. These securities are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter are valued at the mean between the bid and asked price.These securities are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic Common
Stocks†	508,012,654	—	—	508,012,654
Equity Securities—
Foreign Common
Stocks†	8,038,460	—	—	8,038,460
Mutual Funds	28,860,628	—	—	28,860,628

† See Statement of Investments for additional detailed categorizations.

At October 31, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended October 31, 2012, The Bank of New York Mellon earned $23,598 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act. Investments in affiliated investment companies for the period ended October 31, 2012 were as follows:

Affiliated
Investment	Value			Value	Net
Company	10/31/2011($)	Purchases ($)	Sales ($)	10/31/2012($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	3,432,623	82,581,280	79,272,192	6,741,711	1.3
Dreyfus
Institutional
Cash
Advantage
Fund	13,718,755	115,547,316	107,147,154	22,118,917	4.2
Total	17,151,378	198,128,596	186,419,346	28,860,628	5.5

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2012, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $223,453, accumulated capital losses $19,590,350 and unrealized appreciation $54,256,513.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2012. If not applied, the carryover expires in fiscal year 2017.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2012 and October 31, 2011 were as follows: ordinary income $5,617,459 and $6,298,549, respectively.

(f) New Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position.They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition,ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards (“IFRS”). ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods.At this time, management is evaluating the implications of ASU 2011-11 and its impact on the fund’s financial statement disclosures.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Effective October 10, 2012, the $225 million unsecured credit facility with Citibank, N.A., was decreased to $210 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended on October 31, 2012, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at an annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended October 31, 2012, the fund was charged $681,611 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc. (“DTI”), a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and, since May 29, 2012, cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2012, the fund was charged $292,804 for transfer agency services and $7,120 for cash management services. Cash management fees were partially offset by earnings credits of $831.These fees are included in Shareholder servicing costs in the Statement of Operations.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2012, the fund was charged $48,291 pursuant to the custody agreement.

Prior to May 29, 2012, the fund compensated The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2012, the fund was charged $29,177 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $957.

During the period ended October 31, 2012, the fund was charged $8,517 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $338,230, custodian fees $14,000, Chief Compliance Officer fees $2,654 and transfer agency fees $50,000.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and options transactions, during the period ended October 31, 2012, amounted to $262,379,469 and $301,369,623, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended October 31, 2012 is discussed below.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of equities or as a substitute for an investment.The fund is subject to market risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Statement of Operations reflects the following:

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. At October 31, 2012, there were no written options outstanding.

The following summarizes the fund’s call/put options written during the period ended October 31, 2012:

			Options Terminated
	Number of	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain ($)
Contracts outstanding
October 31, 2011	104	24,061
Contracts written	1,523	84,860
Contracts terminated:
Contracts closed	209	15,466	11,698	3,768
Contracts expired	1,418	93,455	—	93,455
Total contracts terminated	1,627	108,921	11,698	97,223
Contracts Outstanding
October 31, 2012	—	—

 The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2012:

Average Market Value ($)
Equity options contracts	8,310

At October 31, 2012, the cost of investments for federal income tax purposes was $490,655,229; accordingly, accumulated net unrealized appreciation on investments was $54,256,513, consisting of $70,141,585 gross unrealized appreciation and $15,885,072 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Growth and Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Growth and Income Fund, Inc., including the statement of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Growth and Income Fund, Inc. at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 27, 2012

The Fund	29

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended October 31, 2012 as qualifying for the corporate dividends received deduction. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $5,617,459 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2013 of the percentage applicable to the preparation of their 2012 income tax returns.

PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on August 3, 2012. The proposal considered at the meeting, and the results, are as follows:

		Shares
	Votes For		Authority Withheld
To elect additional Board members:
Lynn Martin†	22,770,735		2,213,710
Robin A. Melvin†	22,886,417		2,098,028
Philip L. Toia†	22,728,969		2,255,476

† Each new Board Member’s term commenced on September 1, 2012.

In addition Peggy C. Davis, Joseph S. DiMartino, David P. Feldman, Ehud Houminer and Dr. Martin Peretz continue as Board Members of the fund.

The Fund	31

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009; from April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 72 investment companies (comprised of 156 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since February 1988.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 39 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (73 investment companies, comprised of 183 portfolios).

He is 55 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010,AML Compliance Officer and Senior Vice President, Citi Global Wealth Management. He is an officer of 69 investment companies (comprised of 179 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Distributor since October 2011.

The Fund	35

NOTES

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $30,312 in 2011 and $30,857 in 2012.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,000 in 2011 and $6,000 in 2012. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $-0- in 2011 and $-0- in 2012.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $2,742 in 2011 and $3,538 in 2012. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $-0- in 2011 and $-0- in 2012.

SSL-DOCS2 70128344v15

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $198 in 2011 and $2,160 in 2012. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $-0- in 2011 and $200,000 in 2012.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $18,299,198 in 2011 and $47,346,640 in 2012.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

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                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Growth and Income Fund, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	December 19, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	December 19, 2012

By: /s/ James Windels
James Windels, Treasurer
Date:	December 19, 2012

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)